Exhibit 10.16

Confidential Materials omitted and filed separately with the

Securities and Exchange Commission. Double asterisks denote omissions.

ASSIGNMENT

WHEREAS, Kala Pharmaceuticals, Inc., a legal entity duly organized and existing under and by the laws of the State of Delaware and having its principal place of business at 100 Beaver Street, Suite 301, Waltham, MA 02453 (hereafter, together with any successors, legal representatives, or assigns thereof, “ASSIGNOR”), owned rights in, to and under the U.S. patents and patent applications listed in Appendix I (hereafter the “Patent Rights”):

WHEREAS, The Johns Hopkins University a University having its principal place of business at 3400 N. Charles Street, Baltimore, Maryland, 21218 (hereafter, together with any successors, legal representatives, or assigns thereof, “ASSIGNEE”), acquired the Patent Rights owned by ASSIGNOR under the terms of an agreement.

AND WHEREAS, ASSIGNOR and ASSIGNEE desire to have a recordable instrument formalizing the transfer of the Patent Rights owned by ASSIGNOR to ASSIGNEE;

NOW THEREFORE, for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, ASSIGNOR does hereby sell, assign, transfer, convey, endorse, and hereby set over unto ASSIGNEE the full and exclusive right, title and interest in, to and under the Patent Rights to be held and enjoyed by ASSIGNEE, as fully and entirely as the same would have been held and enjoyed by ASSIGNOR had this assignment and sale not been made including the full and exclusive right, title and interest in, to and under 1) any patent application, or any other legal instrument equivalent thereof, including, without limitation, continuation, division, continuation-in-part, substitute, reexamination, renewal, inventor’s certificate, and utility model, which has been or may be submitted therefor; 2) any Letters Patent, or any other legal instrument equivalent thereof, which has been or may be granted therefor and thereon, for the full term or terms for which the same may be granted; 3) any reissue, extension, or any other legal instrument equivalent thereof, on any patent application or Letters Patent which has been or may be granted therefor and thereon; and 4) any right to claim priority to a filing date, or any other legal equivalent thereof, which has been or may be claimed by any patent application or Letters Patent therefor and thereon.

ASSIGNOR hereby covenants and agrees to perform any lawful action when deemed essential by and to ASSIGNEE’S full enjoyment, protection, enforcement and title in, to and under the Patent Rights hereby transferred, including, but not limited to, promptly communicating and providing any and all known and accessible facts, data or any other pertinent information; promptly executing and delivering any and all papers, documents, forms, declarations, oaths, affidavits or any other legal instrument; promptly assisting and participating in any and all depositions, hearings, proceedings, trials, appeals, or any other legal procedure; promptly testifying under oath in any and all interference, post grant review, litigation or any other administrative or judicial proceeding; and promptly completing any and all actions necessary or desirable to carry out any and all purposes thereof, relating to any and all proceedings in connection with the submission, procurement, issuance, maintenance, enforcement or defense of the Patent Rights hereby transferred.

A Notary Public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

IN TESTIMONY WHEREOF, I hereunder set my hand this 21 day of March, 2017, as a duly authorized representative of ASSIGNOR.

ASSIGNOR
Kala Pharmaceuticals, Inc.

Charlie McDermott
Printed Name

/s/ Charlie McDermott
Signature

President, Kala Pharmaceuticals, Inc.
Title

State of California	)
	)	ss.:
County of Orange	)

On this 21 day of March, 2017, before me, Maria Emilia Nadal, personally appeared Charlie McDermott, who proved to me on the basis of satisfactory person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of foregoing paragraph is true and correct.

Witness my hand and official seal.

/s/ Maria E. Nadal
Notary Public

A Notary Public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document

IN TESTIMONY WHEREOF, I hereunder set my hand this 26 day of April, 2017, as a duly authorized representative of ASSIGNEE.

ASSIGNEE
The Johns Hopkins University

Neil Veloso
Printed Name

/s/ Neil Veloso
Signature

Executive Director
Title

State of Maryland	)
	)	ss.:
County of Baltimore City	)

On this 26 day of April, 2017, before me, Julia Jay Simon, personally appeared Neil Veloso, who proved to me on the basis of I certify under PENALTY OF PERJURY under the laws of the State of California that the satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

Witness my hand and official seal.

Julia Jay Simon
Notary Public

My commissioner expires
March 15, 2020

APPENDIX
PATENT RIGHTS: PATENTS AND PATENT APPLICATIONS

Title	Application Serial No.	Filing Date	Patent No.
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